UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2020

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	The Nasdaq Capital Market
Series D Preferred Stock	YGYIP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 11, 2020, Youngevity International, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the staff (the “Staff”) had determined to grant an exception to enable the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”).

The terms of the exception are as follows: On or before September 28, 2020, the Company must file all delinquent reports, as required by the Rule. In the event the Company does not satisfy the terms, Staff will provide written notification that its securities will be delisted. At that time, the Company may appeal Staff’s determination to a Hearings Panel.

On April 2 and May 14, 2020, the Staff notified the Company that it did not comply with Nasdaq’s filing requirements set forth in the Rule because it had not filed its Form 10-K for the year ended December 31, 2019 and Form 10-Q for the period ended March 31, 2020 (the “March 31 10-Q”), respectively.

On August 12, 2020, the Company received an additional notification letter from Nasdaq indicating that as a result of the Company’s failure to file its Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “June 30 Form 10-Q”), the Company does not comply with Nasdaq’s continued listing requirements as set forth in Nasdaq Listing Rule 5250(c)(1). As a result of this additional delinquency, the Company must submit to Nasdaq an update its original plan to regain compliance with respect to the filing requirement.

The Company’s management is working diligently to complete the Form 10-K, March 31 Form 10-Q and June 30 Form 10-Q and intends to file each report as soon as practicable.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release issued by Youngevity International, Inc., dated August 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: August 14, 2020	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer